UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2005
R.H. DONNELLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)		27513 (Zip Code)
R.H. Donnelley Inc.*
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of of incorporation)	333-59287 (Commission File Number)	36-2467635 (I.R.S. Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)		27513 (Zip Code)
Registrant’s telephone number,
including area code:
(919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 Second Amend&Restated Credit Agree 12/13/2005
EX-10.2 Second Amend&Restated Guar and Coll Agree 12/13/05
EX-10.3 Agreement to Amend and Restate 9/9/03
EX-10.4 Agreement to Amend and Restate 11/8/02

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15(d) as a result of such Notes. As of December 1, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 1.01. Entry into a Material Definitive Agreement.
Second Amended and Restated Credit Agreement
     On December 13, 2005, R.H. Donnelley Corporation, a Delaware corporation (the “Company”), and R.H. Donnelley Inc., a Delaware corporation and wholly owned subsidiary of the Company (“RHDI”), entered into a Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”) with the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Deutsche Bank Trust Company Americas (“Deutsche Bank”), as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, Bear Stearns Corporate Lending Inc., Credit Suisse, Cayman Islands Branch, Goldman Sachs Credit Partners L.P., UBS Securities LLC and Wachovia Bank, National Association, as co-documentation agents, and Deutsche Bank, as administrative agent.
     The Second Amended and Restated Credit Agreement amends and restates RHDI’s existing Credit Agreement, dated September 1, 2004 (the “Credit Agreement”), as amended, to, among other things, (i) permit the merger (the “Merger”) of Dex Media, Inc., a Delaware corporation (“Dex Media”), with and into Forward Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of October 3, 2005, by and among Dex Media, the Company and Merger Sub, and the incurrence of additional debt in connection therewith; (ii) provide up to $350 million of tranche D-1 term loans to be used to finance the repurchase of RHDI’s outstanding $325 million aggregate principal amount of 8 7/8% Senior Notes due 2010 pursuant to its previously announced cash tender offer and related consent solicitation and for general corporate purposes, the terms of which are substantially the same as the terms of the existing tranche D term loans other that with respect to pricing; (iii) generally remove the Company from the affirmative and negative covenants and certain of the representations and warranties contained in the Credit Agreement and provide for a parent covenant in lieu thereof; (iv) permit the previously announced repurchase of all the Company’s outstanding preferred stock from certain investment partnerships affiliated with The Goldman Sachs Group, Inc.; (v) modify the financial performance covenants contained in the Credit Agreement; (vi) to provide for shared services arrangements between RHDI and its subsidiaries, on the one hand, and Dex Media and its subsidiaries, on the other hand; and (vii) permit certain securitization transactions.
     In connection with the Second Amended and Restated Credit Agreement, on December 13, 2005, the Company, RHDI and the subsidiaries of RHDI party thereto entered into a Second Amended and Restated Guarantee and Collateral Agreement (the “Second Amended and Restated Guarantee and Collateral Agreement”) to amend and restate the existing Amended and Restated Guarantee and Collateral Agreement, dated as of September 1, 2004, to, among other things, exclude all property of the Company from the security interests granted thereunder, other than the capital stock of RHDI.

Agreements to Amend and Restate
     On December 13, 2005, the Company entered into (i) an Agreement to Amend and Restate (the “Dex West Agreement to Amend and Restate”) that certain Credit Agreement, dated as of September 9, 2003 (the “Dex West Credit Agreement”), as amended, by and among Dex Media, Dex Media West, Inc., a Delaware corporation and wholly owned subsidiary of Dex Media, Dex Media West LLC, a Delaware limited liability company and wholly owned subsidiary of Dex Media West, Inc., and the lenders party thereto and (ii) an Agreement to Amend and Restate (the “Dex East Agreement to Amend and Restate”) that certain Credit Agreement, dated as of November 8, 2002 (the “Dex East Credit Agreement”), as amended, by and among Dex Media, Dex Media East, Inc., a Delaware corporation and wholly owned subsidiary of Dex Media, Dex Media East LLC, a Delaware limited liability company and wholly owned subsidiary of Dex Media East, Inc., and the lenders party thereto.
     Pursuant to the terms and subject to the conditions of the Dex West Agreement to Amend and Restate and the Dex East Agreement to Amend and Restate, in connection with the completion of the Merger, the Dex West Credit Agreement and the Dex East Credit Agreement, respectively, will be amended to permit, among other things, the Merger. As amended and restated, the Dex West Credit Agreement will provide for an additional $503 million tranche B-1 term loan facility, which will be available to redeem certain indebtedness in connection with change of control offers, which are required to be made as a result of the Merger, and to fund a portion of the cash consideration to be paid to Dex Media’s stockholders in connection with the Merger.
     The foregoing descriptions of the Second Amended and Restated Credit Agreement, the Second Amended and Restated Guarantee and Collateral Agreement, the Dex West Agreement to Amend and Restate and the Dex East Agreement to Amend and Restate do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
     Certain statements contained in this document regarding the Company’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “planned,” “estimated,” “potential,” “goal,” “outlook,” and similar expressions, as they relate to the Company or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the Company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the Merger between the Company and Dex Media, including future financial and operating results, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the failure of the Company and Dex Media stockholders to approve the Merger; (2) the risk that the businesses will not be integrated successfully; (3) the risk that expected strategic advantages and savings from the Merger may not be fully realized or may take longer to realize than expected; (4) disruption from the Merger making it more difficult to maintain relationships with customers, employees or suppliers; and (5) general economic conditions and consumer sentiment in our markets. Additional factors that could cause the Company’s and Dex Media’s results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “SEC”) (registration No. 333-129539), which contains a preliminary joint proxy statement/prospectus relating to the proposed transaction, the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004, in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Dex Media’s Annual Reports on Form 10-K in Item 1 “Business” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Standalone Company” and elsewhere in Dex Media’s Annual Report, as well as the Company’s and Dex Media’s other periodic filings with the SEC that are available on the SEC’s website (http//:www.sec.gov).
Additional Information and Where To Find It
     In connection with the proposed transaction, the Company has filed the Registration Statement with the SEC (registration No. 333-129539), which contains a preliminary proxy statement/prospectus relating to the proposed transaction. Investors are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Investors may obtain a free copy of the registration statement and definitive joint proxy statement/prospectus (when available), as well as other filings containing information about the Company and Dex Media, without charge, on the SEC’s website (http://www.sec.gov). Free copies of the Company’s SEC filings are also available on the Company’s website (http://www.rhd.com), or by request to Investor Relations, R.H. Donnelley Corporation, 1001 Winstead Drive, Cary, North Carolina 27513. Free copies of Dex Media’s SEC filings are available on Dex Media’s website (http://www.dexmedia.com), or by request to Investor Relations, Dex Media, Inc., 198 Inverness Drive West, Englewood, Colorado 80112. Information contained on the Company’s website, Dex Media’s website or the website of any other person is not incorporated by reference into this filing, and no information contained on those websites should be considered to be part of this document.

Participants in Solicitation
     The Company, Dex Media and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s and Dex Media’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on March 21, 2005, and information regarding Dex Media’s directors and executive officers is available in its proxy statement filed with the SEC by Dex Media on April 20, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
10.1	Second Amended and Restated Credit Agreement, dated December 13, 2005, among the Company, RHDI, the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Deutsche Bank Trust Company Americas, as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, Bear Stearns Corporate Lending Inc., Credit Suisse, Cayman Islands Branch, Goldman Sachs Credit Partners L.P., UBS Securities LLC and Wachovia Bank, National Association, as co-documentation agents, and Deutsche Bank Trust Company Americas, as administrative agent.

10.2.	Second Amended and Restated Guaranty and Collateral Agreement, dated as of December 13, 2005, by and among the Company, RHDI, and the subsidiaries of RHDI party thereto, and Deutsche Bank Trust Company Americas, as collateral agent.

10.3	Agreement to Amend and Restate, dated December 13, 2005, among the Company and the lenders that are party to the Credit Agreement, dated as of September 9, 2003, as amended, referenced therein.

10.4	Agreement to Amend and Restate, dated December 13, 2005, among the Company and lenders that are party to the Credit Agreement, dated as of November 8, 2002, as amended, referenced therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION
/s/ Robert J. Bush
Robert J. Bush
Vice President, General Counsel & Corporate Secretary

R.H. DONNELLEY INC.
/s/ Robert J. Bush
Robert J. Bush
Vice President, General Counsel & Corporate Secretary

Date: December 19, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Second Amended and Restated Credit Agreement, dated December 13, 2005, among the Company, RHDI, the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Deutsche Bank Trust Company Americas, as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, Bear Stearns Corporate Lending Inc., Credit Suisse, Cayman Islands Branch, Goldman Sachs Credit Partners L.P., UBS Securities LLC and Wachovia Bank, National Association, as co-documentation agents, and Deutsche Bank Trust Company Americas, as administrative agent.

10.2.	Second Amended and Restated Guaranty and Collateral Agreement, dated as of December 13, 2005, by and among the Company, RHDI, and the subsidiaries of RHDI party thereto, and Deutsche Bank Trust Company Americas, as collateral agent.

10.3	Agreement to Amend and Restate, dated December 13, 2005, among the Company and the lenders that are party to the Credit Agreement, dated as of September 9, 2003, as amended, referenced therein.

10.4	Agreement to Amend and Restate, dated December 13, 2005, among the Company and lenders that are party to the Credit Agreement, dated as of November 8, 2002, as amended, referenced therein.